SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2011

BONANZA GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53943	20-8560967
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification #)

2415 East Camelback Road, Suite 700
Phoenix, AZ  85016

Address of Principal Executive Offices)

(602) 553-1190

(Registrant's telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the acquisition by the Company from Independent Resources, Inc. of an undivided interest in six (6) mineral claims representing 1002.16 ha that has been staked and recorded as MTO Cell Claims.  The property is located east of Harrison Lake and northwest of Hope in southwestern British Columbia.

This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.

Item 9.01	Financial Statements and Exhibits.

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to Bonanza Gold Corp., a Nevada corporation, after giving effect to our acquisition of certain assets and the related transactions described below, unless the context requires otherwise.

All dollar amounts in this report refer to U.S. dollars unless otherwise indicated.

Item 1.01               Entry into a Material Definitive Agreement

On April 30, 2011, the Company executed an Asset Purchase Agreement (the “Agreement”) for the acquisition of certain assets from Independent Resources, Inc. (the “Seller”) pursuant to which the Company will acquire an undivided interest in six (6) mineral claims representing 1002.16 ha that has been staked and recorded as MTO Cell Claims.  The property is located east of Harrison Lake and northwest of Hope in southwestern British Columbia (the “Assets”). The Company will acquire the Assets from the Seller for Ten Thousand Dollars ($10,000), which  will be  funded by a loan from the Chief Executive Officer to the Company.

This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as an exhibit to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)

N/A

(b)         N/A

(c)

N/A

(d)        Exhibits . The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

10.1

Asset purchase agreement dated April 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2011	BONANZA GOLD CORP.
(Registrant)
	By:	/s/ Lynn Harrison
Lynn Harrison
President and Chief Executive Officer